UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 8, 2015

AXALTA COATING SYSTEMS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(855) 547-1461

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 8, 2015, investment funds affiliated with The Carlyle Group (the “Selling Shareholders”) completed the previously announced sale of a total of 20,000,000 common shares (the “Shares”) of Axalta Coating Systems Ltd. (the “Company”) in a private placement (the “Private Placement”) to Government Employees Insurance Company (the “Buyer”), an affiliate of Berkshire Hathaway Inc., for an aggregate purchase price of $560 million, or $28.00 per share.

In connection with the Private Placement, on April 8, 2015 (the “Closing Date”), the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Buyer, pursuant to which, upon the request of the Buyer no earlier than 90 days after the date thereof, the Company agrees to (i) file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) covering the resale of the Shares, and (ii) use commercially reasonable efforts to cause the SEC to declare the Registration Statement effective as soon as practicable thereafter. The Company’s obligations to file and maintain the effectiveness of such Registration Statement will terminate when the Shares are eligible to be sold by a non-affiliate of the Company under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).

The Shares were sold in a private placement pursuant to Section 4 of the Securities Act. The Shares have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration under or an applicable exemption from such registration requirements. This Current Report does not constitute an offer to sell, or a solicitation of an offer to purchase, the Shares in any jurisdiction in which such offer or solicitation would be unlawful.

A copy of the Registration Rights Agreement has been attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein. The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.:	Description

1.1	Registration Rights Agreement, dated April 8, 2015, between Axalta Coating Systems Ltd. and Government Employees Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date: April 9, 2015	By:	/s/ Michael F. Finn
Michael F. Finn
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.:	Description

1.1	Registration Rights Agreement, dated April 8, 2015, between Axalta Coating Systems Ltd. and Government Employees Insurance Company